March 27, 1995
1310-FY95-387



Securities and Exchange Commission
Division of Corporation Finance
450 Fifth Street, NW
Stop 1-4
Washington, D.C. 20549-1004

Attention:  Filing Desk

RE:   Thiokol Corporation
      Commission File No. 1-6179
      Current Report on Form 8-K dated March 27, 1995

Ladies/Gentlemen:

This Form 8-K is being filed electronically on EDGAR pursuant to Item 5, Other Events.

Sincerely,

s/Edwin M. North
---------------------------
Edwin M. North

EMN/dch

Enclosures

cc:   New York Stock Exchange (w/manually signed copy of report)
      Chicago Stock Exchange (w/manually signed copy of report)

                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                   _________


                                   FORM 8-K

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported):     March 27, 1995


                               Thiokol Corporation
______________________________________________________________________
             (Exact name of registrant as specified in its charter)


                                    Delaware
______________________________________________________________________
                 (State or other jurisdiction of incorporation)


          1-6179                                36-2678716
______________________                 _______________________________
Commission File Number               (IRS Employer Identification No.)


2475 Washington Boulevard, Ogden, Utah               84401-2398
______________________________________________________________________
(Address of principal executive offices)             (Zip Code)


                                  (801) 629-2000
                          _____________________________
                          Registrant's Telephone Number





                     ITEM 5 - OTHER EVENTS


News Release:  March 27, 1995


             THIOKOL RETIRES PRIVATE PLACEMENT DEBT


OGDEN, UTAH -- Thiokol announced today that it has retired $85.5 million of private placement debt that was due to mature in June 1996 and June 1999. The debt included $37 million of the 10.45 percent Series B Notes due June 30, 1996 and $48.5 million of the 10.48 percent Series C Notes due June 30, 1999. The notes are the remainder of the $220 million of private placement debt arranged in 1989 coincident with Thiokol's spinoff from Morton Thiokol, Inc.

The debt retirement was financed primarily through cash on hand and lower interest bearing bank credit lines already in place. The retirement will result in an extraordinary loss of $7.7 million pre-tax, or $4.8 million after-tax ($.25 share). The charge will be recognized in the third quarter along with the previously announced restructuring charge associated with the closure of selected manufacturing sites.

"The decline in interest rates during recent years provided the Company the opportunity to economically retire this long-term debt, and substantially reduce interest expense in future years," James R. Wilson, President and Chief Executive Officer said. "The notes also contained restrictive financial covenants, and removal of them allows the Company greater flexibility in pursuing our strategic objectives.

Thiokol Corporation (TKC-NYSE) is a major producer of solid propulsion systems, ordnance and composite products for the space and defense industries, and high-technology, proprietary fastening systems.

                 (END NEWS RELEASE)

                      SIGNATURE


Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     THIOKOL CORPORATION
                                          (Registrant)



Dated: March 27, 1995           By:      s/Edwin M. North
                                      ----------------------
                                          Edwin M. North
                                            Secretary